Exhibit 99.1

Early Results of

EQT Corporation’s and EQM Midstream Partners, LP’s

Tender Offers and Consent Solicitation

PITTSBURGH, March 10, 2025 -- EQT Corporation (NYSE: EQT) (“EQT” and, collectively with its consolidated subsidiaries, the “Company”) today announced the early results of the previously announced (i) tender offer (the “EQM Tender Offer”) by EQM Midstream Partners, LP (“EQM”), an indirect wholly owned subsidiary of EQT, to purchase for cash any and all of EQM’s outstanding 6.500% Senior Notes due 2027 (the “EQM Notes”) and related Consent Solicitation (as defined below), (ii) tender offer (the “EQT Tender Offer” and, together with the EQM Tender Offer, the “Tender Offers”) by EQT to purchase for cash EQT’s outstanding 3.900% Senior Notes due 2027 (the “EQT Notes” and, together with the EQM Notes, the “Notes”) for an aggregate purchase price, excluding accrued and unpaid interest, of up to an amount equal to the EQT Notes Tender Cap (as defined below), and (iii) in conjunction with the EQM Tender Offer, solicitation of consents (the “Consent Solicitation”) by EQM from holders of EQM Notes (“EQM Holders”) to adopt certain proposed amendments (the “Proposed Amendments”) to the indenture governing the EQM Notes (the “Existing EQM Indenture”) that, if adopted, would eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions currently contained in the Existing EQM Indenture. The terms and conditions of the Tender Offers and the Consent Solicitation are described in the Offer to Purchase and Consent Solicitation Statement, dated February 24, 2025 (as it may be amended or supplemented from time to time, the “Offer to Purchase and Consent Solicitation Statement”) and remain unchanged.

The table below sets forth the principal amount of each series of Notes that were validly tendered (and related consents, as applicable, thereby validly delivered) as of 5:00 p.m., New York City time, on March 7, 2025 (the “Early Tender Date”). Each EQM Holder who validly tenders their EQM Notes pursuant to the EQM Tender Offer is deemed to have validly delivered their consent to the Proposed Amendments with respect to the principal amount of such tendered EQM Notes. Withdrawal and revocation rights for the Tender Offers and the Consent Solicitation expired at 5:00 p.m., New York City time, on March 7, 2025. As a result, tendered Notes may no longer be withdrawn and delivered consents may no longer be revoked, except in certain limited circumstances where additional withdrawal or revocation rights are required by law. In this news release, all Notes that have been validly tendered and not validly withdrawn are referred to as having been “validly tendered” and all consents that have been validly delivered and not validly revoked as having been “validly delivered.”

Issuer/ Offeror	Title of Notes	CUSIP Number	Principal Amount Outstanding	Principal Amount Tendered at Early Tender Date	Approximate Percentage of Outstanding Notes Tendered at Early Tender Date
EQM	6.500% Senior Notes due 2027	26885BAH3 / U26886AB4	$900,000,000	$506,209,000	56.2%
EQT	3.900% Senior Notes due 2027	26884LAF6	$1,169,503,000	$924,429,000	79.0%

As noted above, pursuant to the EQM Tender Offer, EQM is offering to purchase any and all EQM Notes and therefore expects to accept for purchase all EQM Notes validly tendered. However, pursuant to the EQT Tender Offer, EQT is offering to purchase EQT Notes for an aggregate purchase price, excluding accrued and unpaid interest, of up to an amount equal to the EQT Notes Tender Cap. The “EQT Notes Tender Cap” means (i) when calculated as of the Early Tender Date, $750,000,000 (the “EQT Tender Offer Reference Amount”) less the aggregate purchase price, excluding accrued and unpaid interest, of all EQM Notes that have been validly tendered pursuant to the EQM Tender Offer (the “EQM Notes Purchase Price”) and (ii) when calculated as of the Expiration Date (as defined below) for the EQT Tender Offer, the EQT Tender Offer Reference Amount less the EQM Notes Purchase Price less the aggregate purchase price, excluding accrued and unpaid interest, of EQT Notes accepted for purchase prior to the Expiration Date for the EQT Tender Offer. Because the aggregate purchase price, excluding accrued and unpaid interest, for EQT Notes validly tendered on or prior to the Early Tender Date will be greater than the EQT Notes Tender Cap, EQT will accept EQT Notes for purchase based on the proration procedures described in the Offer to Purchase and Consent Solicitation and EQT does not expect to accept for purchase any tenders of EQT Notes after the Early Tender Date.

Payment for Notes validly tendered by the Early Tender Date and accepted for purchase is expected to be made on March 12, 2025. EQT’s and EQM’s obligations to accept for payment and to pay for the Notes validly tendered in the Tender Offers are subject to the satisfaction or waiver of a number of conditions described in the Offer to Purchase and Consent Solicitation Statement.

The Early Tender Date was the last date and time for holders to tender their Notes in order to be eligible to receive the applicable Total Consideration (as defined below), which includes an early tender premium of $50 per $1,000 principal amount of Notes accepted for purchase (the “Early Tender Premium”). Holders who validly tender their Notes after the Early Tender Date but on or prior to the Expiration Date, and whose Notes are accepted for purchase, will receive only the applicable Total Consideration minus the Early Tender Premium (the “Tender Offer Consideration”). In addition to the applicable Total Consideration or the applicable Tender Offer Consideration, as the case may be, all holders whose Notes are purchased in a Tender Offer will receive accrued and unpaid interest, rounded to the nearest cent, on such Notes from and including the last applicable interest payment date up to, but not including, the applicable settlement date.

The “Total Consideration” is (i) in the case of the EQM Notes, $1,026.25 per $1,000 principal amount of EQM Notes accepted for purchase and (ii) in the case of the EQT Notes, to be determined in the manner described in the Offer to Purchase and Consent Solicitation Statement by reference to the fixed spread specified therein plus the yield to maturity of the U.S. Treasury security specified therein, calculated as of 10:00 a.m., New York City time, today. Holders of EQT Notes should take note that, if the Total Consideration for the EQT Notes as determined in the Offer to Purchase and Consent Solicitation is greater than $1,000 per $1,000 principal amount of EQT Notes, then the Total Consideration will be calculated based on an assumed maturity date of July 1, 2027, the par call date for the EQT Notes, and not October 1, 2027, the stated maturity date for the EQT Notes. EQT expects to announce the pricing of the EQT Tender Offer later today.

The Tender Offers and the Consent Solicitation will expire at 5:00 p.m., New York City time, on March 24, 2025, unless extended (such date and time, as the same may be extended, the “Expiration Date”) or earlier terminated. EQM will continue to accept EQM Notes validly tendered after the Early Tender Date until the Expiration Date. EQT, however, does not expect to accept for purchase any tenders of EQT Notes after the Early Tender Date because the aggregate purchase price, excluding accrued and unpaid interest, for EQT Notes validly tendered on or prior to the Early Tender Date will be greater than the EQT Notes Tender Cap. Each of EQT and EQM reserves the right, subject to applicable law, to (i) waive or modify, in whole or in part, any or all conditions to its Tender Offer, (ii) extend, terminate or withdraw its Tender Offer, or (iii) otherwise amend its Tender Offer in any respect. Further, EQT may increase or decrease the EQT Tender Offer Reference Amount (which thereby would increase or decrease the EQT Notes Tender Cap) in its sole discretion.

Substantially concurrently with the Tender Offers and Consent Solicitation, EQT is offering eligible EQM Holders, upon the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated February 24, 2025 (as it may be amended or supplemented from time to time), a copy of which can be obtained from the information agent, the opportunity to exchange (the “Concurrent Exchange Offer”) on a par-for-par basis any and all outstanding senior notes of EQM for newly issued notes of EQT and cash, including, in particular, the opportunity to exchange any and all outstanding EQM Notes for up to $900,000,000 aggregate principal amount of new 6.500% Senior Notes due 2027 to be issued by EQT and cash. Eligible EQM Holders who validly tender their EQM Notes pursuant to the Concurrent Exchange Offer are deemed to have consented to the Proposed Amendments with respect to the principal amount of such tendered EQM Notes, and the applicable consent threshold for the adoption of the Proposed Amendments may be satisfied by tenders pursuant to the Concurrent Exchange Offer, the EQM Tender Offer or both combined. An EQM Holder is only able to tender specific EQM Notes pursuant to either the EQM Tender Offer or the Concurrent Exchange Offer, as the same EQM Notes cannot be tendered into more than one tender or exchange offer at the same time.

As of the Early Tender Date, EQM has received the requisite number of consents from EQM Holders to adopt the Proposed Amendments. Accordingly, EQM intends to promptly enter into a supplemental indenture to the Existing EQM Indenture containing the Proposed Amendments, which will immediately become effective upon such entry but will only become operative upon the purchase or exchange of all EQM Notes validly tendered pursuant to the EQM Tender Offer or the Concurrent Exchange Offer, respectively. If the Proposed Amendments become operative, the Proposed Amendments will be binding on all EQM Holders that did not validly tender their EQM Notes in the EQM Tender Offer or the Concurrent Exchange Offer.

TD Securities (USA) LLC and J.P. Morgan Securities LLC are severally serving as the Lead Dealer Managers for the Tender Offers and as the Lead Solicitation Agents for the Consent Solicitation. They are also serving as the Lead Dealer Managers and Lead Solicitation Agents for the Concurrent Exchange Offer. Any persons with questions regarding the Tender Offers or Consent Solicitation should contact (i) TD Securities (USA) LLC by calling (866) 584-2096 (toll-free) or (212) 827-2842 (collect) or emailing LM@tdsecurities.com or (ii) J.P. Morgan Securities LLC by calling (866) 834-4666 (toll-free) or (212) 834-4818 (collect).

The Information Agent and Tender Agent for the Tender Offers and the Consent Solicitation is Global Bondholder Services Corporation. Copies of the Offer to Purchase and Consent Solicitation Statement and materials related to the Tender Offers or Consent Solicitation may be obtained from Global Bondholder Services Corporation by calling (212) 430-3774 (banks and brokers, collect) or (855) 654-2015 (all others, toll-free) or by emailing contact@gbsc-usa.com.

This news release is for informational purposes only. The Tender Offers and the Consent Solicitation are being made only pursuant to the Offer to Purchase and Consent Solicitation Statement, and the information in this news release is qualified by reference to the Offer to Purchase and Consent Solicitation Statement. Further, this news release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities. No recommendation is made as to whether holders should tender any Notes in response to the Tender Offers (and, if applicable, deliver consents in response to the Consent Solicitation). Holders must make their own decision as to whether to participate in the Tender Offers and, if applicable, the Consent Solicitation and, if so, the principal amount of Notes to tender.

Investor Contact

Cameron Horwitz

Managing Director, Investor Relations & Strategy

412.445.8454

Cameron.Horwitz@eqt.com

About EQT Corporation

EQT Corporation is a premier, vertically integrated American natural gas company with production and midstream operations focused in the Appalachian Basin. We are dedicated to responsibly developing our world-class asset base and being the operator of choice for our stakeholders. By leveraging a culture that prioritizes operational efficiency, technology and sustainability, we seek to continuously improve the way we produce environmentally responsible, reliable and low-cost energy. We have a longstanding commitment to the safety of our employees, contractors, and communities, and to the reduction of our overall environmental footprint. Our values are evident in the way we operate and in how we interact each day – trust, teamwork, heart, and evolution are at the center of all we do.

Cautionary Statements

This news release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements regarding EQT’s and EQM’s plans and expected timing with respect to the Tender Offers, the Consent Solicitation and the Concurrent Exchange Offer.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by it. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond its control. These risks and uncertainties include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; the Company’s ability to appropriately allocate capital and other resources among its strategic opportunities; access to and cost of capital; the Company’s hedging and other financial contracts; inherent hazards and risks normally incidental to drilling for, producing, transporting, storing and processing natural gas, natural gas liquids and oil; operational risks and hazards incidental to the gathering, transmission and storage of natural gas as well as unforeseen interruptions; cyber security risks and acts of sabotage; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and pipe, sand and water required to execute the Company’s exploration and development plans, including as a result of inflationary pressures or tariffs; risks associated with operating primarily in the Appalachian Basin; the ability to obtain environmental and other permits and the timing thereof; construction, business, economic, competitive, regulatory, judicial, environmental, political and legal uncertainties related to the development and construction by the Company or its joint ventures of pipeline and storage facilities and transmission assets and the optimization of such assets; the Company’s ability to renew or replace expiring gathering, transmission or storage contracts at favorable rates, on a long-term basis or at all; risks relating to the Company’s joint venture arrangements; government regulation or action, including regulations pertaining to methane and other greenhouse gas emissions; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; and disruptions to the Company’s business due to recently completed divestitures, acquisitions and other significant strategic transactions. These and other risks and uncertainties are described under the “Risk Factors” section and elsewhere in EQT’s Annual Report on Form 10-K for the year ended December 31, 2024 and in other documents EQT subsequently files from time to time with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.